UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

One Horizon Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 South Molton Street, London W1K 5RG, United Kingdom

 (Address of principal executive offices)(Zip Code)

+44(0)20 7409 5248

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 27, 2018, One Horizon Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 28, 2018 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 77,770,799 shares of common stock present at the Annual Meeting in person or by proxy, which represented 88.0% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, which constitued a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on November 20, 2018.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for, against or withheld for each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Proxy Statement.

1. The Company’s stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Mark White	40,894,516	16,528,022	20,348,261
Martin Ward	41,407,620	16,014,918	20,348,261
Nicholas Carpinello	40,644,584	16,777,954	20,348,261
Robert Law	40,629,370	16,793,168	20,348,261
Richard Vos	40,583,314	16,839,224	20,348,261

2. To approve an amendment to the Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio between 1-for-2 and 1-for-50, to be determined at the discretion of the Company’s Board of Directors, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2).

For	Against	Abstentions
71,274,747	6,370,689	125,363

There were no broker non-votes on this proposal.

3. Ratification of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstentions
62,083,686	995,260	14,691,853

There were no broker non-votes on this proposal.

4. To approve the Company’s Amended and Restated 2018 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
30,123,423	17,761,309	9,537,806	20,348,261

5. Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
49,074,340	1,864,208	6,483,990	20,348,261

6. To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Annual Meeting.

For	Against	Abstentions
71,744,708	4,957,371	1,068,720

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: December 27, 2018	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer